Q2 FISCAL YEAR 2021 FINANCIAL RESULTS August 3rd, 2021 1 of 30 Exhibit 99.2

DISCLAIMER Forward Looking Statements This presentation contains forward looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, the Company's results may differ materially from those expressed or implied by such forward-looking statements. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: information or predictions concerning the Company's future financial performance, business plans and objectives, potential growth opportunities, financing plans, competitive position, technological, industry or market trends and potential market opportunities. These statements are based on estimates and information available to the Company at the time of this presentation and are not guarantees of future performance. Actual results could differ materially from the Company's current expectations as a result of many factors, including, but not limited to: the impact the COVID-19 pandemic will have on demand for the Company’s products as well as its impact on its operations and the operations of its manufacturers, retailers and other partners, and its impact on the economy overall, including capital markets; the Company’s ability to build and maintain the strength of its brand among gaming and streaming enthusiasts and its ability to continuously develop and successfully market new gear and improvements to existing gear; the introduction and success of new third-party high-performance computer hardware, particularly graphics processing units and central processing units, as well as sophisticated new video games; fluctuations in operating results; the risk that the Company is not able to compete with competitors and/or that the gaming industry, including streaming and eSports, does not grow as expected or declines; the loss or inability to attract and retain key management; delays or disruptions at manufacturing and distribution facilities of the Company or third parties; currency exchange rate fluctuations or international trade disputes resulting in the Company’s gear becoming relatively more expensive to its overseas customers or resulting in an increase in the Company’s manufacturing costs; the impact of the coronavirus on the Company’s business; and general economic conditions that adversely effect, among other things, the financial markets and consumer confidence and spending. The Company assumes no obligation, and does not intend, to update these forward-looking statements, except as required by law. Investors are urged to review in detail the risks and uncertainties outlined in Corsair’s Securities and Exchange Commission filings, including but not limited to Corsair’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (once available) as well as the Risk Factors contained therein. You may get these documents for free by visiting EDGAR on the SEC website at http://www.sec.gov. Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures, such as adjusted EBITDA, which are not recognized under the generally accepted accounting principles (“GAAP”) in the United States and designed to complement the financial information presented in accordance with GAAP in the United States because management believes such measures are useful to investors. The non-GAAP measures have limitations as analytical tools and you should not consider them in isolation of, or as an alternative to, measures prepared in accordance with U.S. GAAP. The non-GAAP measures used by the Company may differ from the non-GAAP measures used by other companies. The Company urges you to review the reconciliation of its non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures set forth in the Appendix to this presentation, and not to rely on any single financial measure to evaluate the Company's business. Market & Industry Data This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to the Company’s industry, the Company’s business and the market for the Company’s products and its future growth. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of the Company’s future performance and the future performance of the market for its products are necessarily subject to a high degree of uncertainty and risk. Unless otherwise specified, all figures are as of March 31, 2021. 2 of 30

2021 Q2 REVENUE: $473M +40% 2 YR CAGR +24% YoY GROWTH $473M Revenue Q2 2021 3 of 30

2021 Q2 GROSS PROFIT: ALMOST TRIPLE 2019 Q2 +870BPS GROSS MARGIN% vs. Q2 2019 +24% YoY GROWTH $130M GROSS PROFIT 4 of 30

2021 Q2 ADJUSTED EBITDA Note: See appendix on non-GAAP reconciliations. 5.2X GROWTH LAST 2 YEARS +4% YoY GROWTH $52M ADJUSTED EBITDA 5 of 30

Q2 PRODUCT HIGHLIGHTS 6 of 30

FACECAM Elgato Facecam is an enthusiast webcam for content creators and streamers, engineered to make you look amazing.   Fusing pro-camera technology with plug-and-play convenience, Facecam offers a huge step up in quality over traditional webcams, with powerful software control integrated into the Elgato Ecosystem.  The Elgato Prime Lens, a state-of-the-art Sony STARVIS sensor and uncompressed 1080p 60fps video combine to provide incredible image quality, without the fuss, elevating your content whether your audience is thousands or 1-on-1. 7 of 30 The Elgato Facecam is a strong debut webcam that focuses on streamers who want the cleanest, most lag-free picture.” – PC Gamer Premium design and tons of advanced imaging features that ensure you look good. – Digital Trends

CORSAIR

ELGATO XLR DOCK


WAVE XLR

The **Elgato Wave XLR** brings the benefits of an **Elgato** mic to content creators' existing XLR microphones. Proprietary Clipguard technology, a capacitive mute and powerful Wave Link audio mixing software give your existing mic a major boost.

The intuitive software custom-built for content creators, **Wave Link XLR** ensures perfect audio quality and total control for your Twitch stream, YouTube video or podcast.

Elgato Stream Deck works seamlessly with **Wave Link XLR** to give you complete studio control and create multi actions to adjust audio, lighting and camera settings simultaneously — all with a single tap.

8 of 30

CHAMPION SERIES PERIPHERALS We partnered with professional eSport players to develop a tournament ready keyboard and mice Champion series, emphasis on lightweight, compact, durability, and high throughput powered by Corsair AXON technology. The K70RGB TKL Comes with additional features I have not seen on other keyboards before.  I can swap from my custom macros and lighting to a no-distraction tournament mode that comes within seconds. That is really convenient” -Tabsen, Big Clan “I really like the lightweight and the shape of the Sabre RGB Pro.  It helps with fast reactions that require high precision” -Tizian, Big Clan   Big Clan, home to world class players in CS:Go, League of Legends, Starcfraft and many other leading games 9 of 30

VIRTUOSO RGB XT The flagship of the CORSAIR gaming headset line, the VIRTUOSO RGB XT offers and incredible sound and impeccable clarity, with even more ways to connect to your media.  Listen via CORSAIR SLIPSTREAM Wireless, with up to 60ft of wireless range, Bluetooth, USB or 3.5mm, for a single high-end headset that’s able to connect to all your gaming devices.  Plush memory foam earpads, a lightweight headband and aluminum construction, ensure a premium gaming audio experience, for all-day comfort. “The constant Bluetooth connection is a major upgrade and the improvements to comfort make them a very reasonable all-day wear. For music, the Virtuosos are one of the best gaming headsets I’ve heard yet.” – IGN 10 of 30

4000, 5000 and introducing the 7000 With the launch of the 7000 Series, we continue to refresh our industry leading line-up of enthusiasts PC chassis. The 4000 Series, launched in September 2020, is now the bestselling enthusiast chassis in the USA*, with the 5000 Series adding additional features and cooling options, and the 7000 Series a full-tower chassis capable of housing today’s most ambitious builds. This new line-up, offering clearer naming and differentiation for features important to PC builders such as high-airflow design and built-in RGB lighting has made choosing a CORSAIR chassis *NPD Sales Data Mar 2021 11 of 30

H170i ELITE CAPELLIX The H170i ELITE CAPELLIX is the largest all-in-one (AIO) liquid cooler CORSAIR has shipped to date, boasting a huge 420mm radiator and three 140mm fans. Able to cool today’s most demanding CPUs with ease, the H170i allows PC enthusiasts to reduce temperatures and increase clock speeds all while keeping fan noise to a minimum. Stunning RGB lighting is delivered by 33 ultra-bright, low-power CORSAIR CAPELLIX RGB LEDs, alongside and 8 RGB LEDs per-fan for stunning RGB lighting and massive customization. 12 of 30

COMPLETE STREAMING, GAMING AND CONTENT CREATION ECOSYSTEM 13 of 30

FINANCIAL RESULTS 14 of 30

STRONG TOP-LINE GROWTH: REVENUE +58% +58% +18% +41% +45% +83% +14% +26% +58% YoY Growth +24% YoY Growth +17% YoY Growth +55% YoY Growth $ in millions 15 of 30 Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019

GROSS MARGIN DATA BY SEGMENT +20% +11% +93% +133% +14% +41% +16% YoY GROWTH +108% YoY GROWTH +24% YoY GROWTH $ in millions 16 of 30 Note: 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019

EXPANDING ADJUSTED EBITDA WITH LOW CAPEX $ in millions 17 of 30 Note: See appendix on non-GAAP reconciliations; 2018 and 2019 financials are not presented on a pro-forma basis for CORSAIR’s acquisitions of Elgato in 2018 and Origin and SCUF in 2019.

RECORD Q2 Net revenue growth of 24.3% to $472.9 million and adjusted EBITDA of $51.6 million. Margins were negatively impacted by higher than expected logistics costs, including ocean and air freight, as well as pandemic related shutdowns impacting operations. Despite this overall gross margin % remained flat with Q2’21 at 27.6%. The company continues to invest in R&D and marketing for future growth and new product introductions averaged over 3 per week during the quarter. Cash flow from operations of $31.6 million was used to pay off $25 million of debt. 18 of 30 Note: See appendix on non-GAAP reconciliations

GAMER AND CREATOR PERIPHERALS Gamer and Creator Peripherals segment net revenue increased by 40.9% led by sales of Elgato branded streaming products, as well as other peripherals including SCUF controllers. Gamer and Creator Peripherals segment net revenue was almost a third, 32.8% of total net revenue, an increase of 390 basis points over Q2’20. Gamer and Creator Peripherals segment gross profit up 41.0% to $54.6 million. Gamer and Creator Peripherals segment gross margin of 35.2%, flat year over year. Gross margin % was impacted by increased freight costs. 19 of 30

GAMING COMPONENTS AND SYSTEMS Gaming Components and Systems segment net revenue growth of 17.6%, as more consumers buy and build $2K+ gaming PCs. Gaming Components and Systems segment gross profit was $75.7 million, an increase of 14.2%. Gaming Components and Systems segment gross margin was 23.8%, a decrease of 70 basis points, due to increased logistic costs as tight container availability drove up ocean freight costs. 20 of 30

FULL-YEAR 2021 GUIDANCE (1) Given the number of risk factors, uncertainties and assumptions, many of which are discussed in slide 2, actual results may differ materially. We do not intend to update our financial outlook until our next quarterly results announcement. Estimates should not be viewed as a substitute for our full annual financial statement and are not necessarily indicative of the results to be expected for any future period. Certain non-GAAP measures included in our financial outlook were not reconciled to the comparable GAAP financial measures because the GAAP measures are not accessible on a forward-looking basis. We are unable to reconcile these forward-looking into non-GAAP measures to the most directly comparable GAAP measures without unreasonable effort because we are currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact GAAP measures for this period but would not impact the non-GAAP measures. Such items may include stock-based compensation charges, public offering related charges, depreciation and amortization, and other items. The unavailable information could have a significant impact on our GAAP financial results. 21 of 30

DEBT SUMMARY Repaid additional $25 million of term loan debt during Q2’21, bringing YTD total to $53 million. Expect to reduce debt in full-year 2021 by a total of ~$100 million subject to business conditions and any need for additional growth capital. 22 of 30

APPENDIX 23 of 30

USE OF NON-GAAP FINANCIAL MEASURES 24 of 30 To supplement the financial results presented in accordance with GAAP, this presentation includes certain non-GAAP financial information, including Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share. These are important financial performance measures for us but are not financial measures as defined by GAAP. The presentation of this non-GAAP financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share to evaluate our operating performance and trends and make planning decisions. We believe that these non-GAAP measures help identify underlying trends in our business that could otherwise be masked by the effect of the expenses and other items that we exclude in such non-GAAP measures. Accordingly, we believe that Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted Net Income Per Share provide useful information to investors and others in understanding and evaluating our operating results, enhancing the overall understanding of our past performance and future prospects, and allowing for greater transparency with respect to the key financial metrics used by our management in our financial and operational decision-making. We also present these non-GAAP financial performance measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. Our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, operating income, net income, cash provided by operating activities or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these measures to the most directly comparable GAAP financial measures are presented in the appendix. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

GAAP TO NON-GAAP RECONCILIATIONS 25 of 30 Non-GAAP Operating Income Reconciliations (Unaudited, in thousands, except percentages)

GAAP TO NON-GAAP RECONCILIATIONS 26 of 30 Non-GAAP Net Income and Net Income Per Share Reconciliations (Unaudited, in thousands, except per share amounts and percentages)

GAAP TO NON-GAAP RECONCILIATIONS 27 of 30 Adjusted EBITDA Reconciliations (Unaudited, in thousands, except percentages)

OUR OPPORTUNITY Cultural shifts and behaviours accelerating the TAM. Physical gatherings are being replaced by Gaming as a Metaverse. 33M Corsair units sold in last 12 months 459M CONSOLE Players* 617M PC Players* 1B MOBILE Players* 28 of 30 AND BEYOND Source: Newzoo. *Represents gamers who have spent money in the last 6 months

28 PRODUCT CATEGORIES. BEST IN CLASS BRANDS Also Available: Ambient Lighting, Green Screen, Gaming Chairs, Gaming Systems, Docks, Coaching and Content 29 of 30

30 of 30